                                                                   EXHIBIT 10.22


                 RAYONIER OUTSIDE DIRECTORS COMPENSATION PROGRAM
                      [1999] CASH DEFERRAL OPTION AGREEMENT


This Agreement is made by and between Rayonier Inc. (hereinafter the "Company") and the undersigned individual Non-Employee Director of the Company (hereinafter the "Director").

      WHEREAS, the Director is and will be serving as a Director of the Company; and

      WHEREAS, the Company desires to assist the Director in providing for the Director's retirement;

      NOW THEREFORE, in consideration of the premises and the mutual promises herein, the parties hereto agree as follows:

   1. DEFERRAL ELECTION. The undersigned Director hereby irrevocably elects to defer the Deferred Portion of cash ANNUAL RETAINER AND/OR MEETING FEES that the Director would have received as a Director of the Company for services rendered for calendar year [1999], and such deferred portion of cash Annual Retainer and/or Meeting Fees shall not be paid to the Director, where otherwise payable, but rather shall be set aside in an account (the "Account"), which shall remain the sole property of the Company. For purposes of this Agreement, the Account shall be credited with interest thereon at a rate equal to the Prime Rate as reported in the Wall Street Journal, adjusted and compounded annually as of each December 31 during the term of this Agreement.

         The Deferred Portion shall be the following percentage or specific dollar amount for calendar year [1999] Annual Retainer and/or Meeting Fees otherwise payable in [1999]:

           ANNUAL RETAINER                              MEETING FEES

        ________%  or  $              and/or        ________%  or  $ ______
                                                          (choose one)
               (choose one)

   2. PAYMENT TERMS. The amount in the Account shall be paid to the Director in a single lump sum on the date the Director attains age 72 or later upon the conclusion of the Director's then current term as a Director provided, however, that the Board of Directors may, in its sole discretion, instead authorize payment of the entire amount in the Account to the Director upon his earlier termination as a Director of the Company in full satisfaction of its obligations under this Agreement.

   3. BENEFICIARY DESIGNATION. In the event the Director dies prior to payment of the Account, the amount in the Account shall be paid in a single lump sum to the beneficiary designated by the Director on the Beneficiary Designation (on the reverse side hereof). If no beneficiary is designated or no designated beneficiary survives the Director, the beneficiary will be the Director's estate. The Director may change beneficiary(ies) at any time by written notice to the Company, attention Senior Vice President, Administration.

   4. MISCELLANEOUS. This Agreement shall not impose any obligation on the Company to continue the Director as a Director, nor shall it impose an obligation on the Director to continue to serve as a Director. This Agreement shall be construed in all respects under the laws of the State of Connecticut.

IN WITNESS WHEREOF, the parties here have caused this Agreement to be duly executed effective as of December 31, [1998], for calendar year [1999].


RAYONIER INC.                                         DIRECTOR


 ________________________       _________             ________________   ______
John P. O'Grady                 Date                                     Date
SVP - Administration


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                 RAYONIER OUTSIDE DIRECTORS COMPENSATION PROGRAM
                             BENEFICIARY DESIGNATION


I hereby designate the following beneficiary(ies) to be paid my entire Account in the event of my death.

   SECTION A.     PRIMARY BENEFICIARY(IES) Check box(es) and complete
                  percentage. If you have checked Box 3, complete the additional information requested.

1. / /  ____%     To my SPOUSE AT TIME OF DEATH or, if none, the Alternate
                  Beneficiary(ies) designated in Section B.

2. / /  ____%     To my CHILDREN who survive me, in equal shares, or all to the one who survives me provided that, if any such child predeceases me leaving any descendants who survive me, such descendants shall receive, per stirpes, the share such deceased child would have received if surviving.

3. / /  ____%     To my OTHER PRIMARY BENEFICIARY(IES) who survive me* in the indicated percentages:

                     NAME                      SOCIAL SECURITY NO.  PERCENTAGE
                   ___________________________ _________________   _____________
                                                                               %
                   ___________________________ _________________   _____________
                                                                               %
                   ___________________________ _________________   _____________
                                                                               %
                   ___________________________ _________________   _____________
                                                                               %
                   ___________________________ _________________   _____________
                                                                               %
                                                                  TOTAL __100__%

4. / /  ____%     To my ESTATE

TOTAL  100 %


   SECTION B.     ALTERNATE BENEFICIARY(IES) Check one box. IF NO BOX IS
                  CHECKED, THE ALTERNATE BENEFICIARY IS YOUR ESTATE. Any balance in my Account not distributed to the above shall be distributed as follows:

     / / To my CHILDREN who survive me, in equal shares, as provided in No. 2 above

     / / To the following ALTERNATE BENEFICIARY(IES) who survive me* in the indicated percentages:


                     NAME                      SOCIAL SECURITY NO.  PERCENTAGE
                   ___________________________ _________________   _____________
                                                                               %
                   ___________________________ _________________   _____________
                                                                               %
                   ___________________________ _________________   _____________
                                                                               %
                   ___________________________ _________________   _____________
                                                                               %
                   ___________________________ _________________   _____________
                                                                               %
                                                                  TOTAL __100__%

*If a beneficiary does not survive me, the amount which would have been distributed to that beneficiary shall be distributed to the other named beneficiary(ies) who survive me, in the proportion that the percentage indicated as passing to each such surviving beneficiary bears to the percentage indicated as passing to all the surviving beneficiaries. Payment to a minor beneficiary shall be to the legally appointed guardian of his/her estate, unless otherwise permitted by law.


____________________________________________     _______________________________
                                                                  Date